NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

AMERICAN POWER GROUP CORPORATION
Warrant Shares: 1,540,000                Original Issue Date: November 27, 2012

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, WheelTime Network LLC (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Exercise Date (as defined below) and on or prior to the close of business on December 31, 2017 (the “Termination Date”) but not thereafter, to subscribe for and purchase from American Power Group Corporation, a Delaware corporation (the “Company”), up to 1,540,000 shares (the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1.    Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain National Distributor and Master Marketing Agreement (the “Marketing Agreement”), dated as of the date hereof, among American Power Group, Inc., an Iowa corporation and subsidiary of the Company (“APG”) and the Holder hereof. As used in this Agreement, the following terms shall have the following meanings:
a)“Common Stock” means common stock of the Company, par value $0.01 per share.
b)“Exercise Date” means: (i) with respect to 100,000 Warrant Shares, the Original Issue Date; (ii) with respect to up to an additional 900,000 Warrant Shares, an additional 50,000 Warrant Shares on each date on which a member of the Holder (a “Member”) enters into a Certified Installer Agreement with APG, so long as such date is on or before the one-year anniversary of the Original Issue Date; and (iii) with respect to up to an additional 540,000 Warrant Shares, an additional 30,000 Warrant Shares on each date on which a Member enters into an Exclusive Dealer Agreement with APG, so long as such date is on or before the one-year anniversary of the Original Issue Date and so long as such Member has also entered into a Certified Installer Agreement.

Section 2.    Exercise.
a)Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Exercise Date and on or before the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of this Warrant, together with a duly executed Notice of Exercise form annexed hereto and with the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise. The Exercise Price may be paid (i) by wire transfer or cashier's check drawn on a United States bank, (ii) in a “cashless” exercise permitted under Section 2(c) below, or (iii) by a combination of the methods described in (i) and (ii) above.
b)Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.55, subject to adjustment hereunder (the “Exercise Price”).
c)Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Warrant Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X	=	Y (A-B)
A

Where X= the number of Warrant Shares to be issued to the Holder

Y
=    the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation) if such purchase were by means of a cash exercise rather than a cashless exercise

A	= the fair market value of one Warrant Share (at the date of such calculation)

B	= Exercise Price (as adjusted to the date of such calculation)
For purposes of this Warrant, the fair market value of a Warrant Share (the “Fair Market Value”) on any particular date, shall mean (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg Financial Markets (“Bloomberg”) at 4:15 p.m. (New York City time)), (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg at 4:15 p.m. (New York City time)), (c) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded, the fair market value as of such date of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid fifty percent (50%) by the Company and fifty percent (50%) by the Holder. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

d)Mechanics of Exercise.
i.Delivery of Certificates Upon Exercise. As soon as practicable after any exercise of this Warrant, the Company, at its own expense, will deliver to the registered Holder hereof one or more certificates representing the number of Warrant Shares to which such Holder is entitled in respect of such exercise, together, in the case of any partial exercise, with a new Warrant representing the unexercised portion thereof.
ii.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
iii.Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
iv.Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)Expiration. This Warrant and the Holder's rights hereunder will expire on the date (the “Expiration Date”) of the earlier to occur of the following (i) the Termination Date; or (ii) the termination of the Marketing Agreement for any reason.
Section 3.    Adjustments for Reorganizations, Consolidations, Mergers, Etc.
a)Certain Adjustments. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.
b)Continuation of Terms. Upon any reorganization, consolidation, merger, or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant will continue in full force and effect and the terms hereof will be applicable to the securities, cash, and/or property receivable on the exercise of this Warrant after or simultaneously with the consummation of such reorganization, consolidation, or merger or the effective date of dissolution following any such transfer, as the case may be, and will be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person or entity acquiring all or substantially all of the properties or assets of the Company, whether or not such person or entity expressly assumes the Company's obligations under this Warrant as provided in Section 4 hereof.

Section 4.    No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon exercise of this Warrant from time to time, and (iii) will not transfer all or substantially all of its properties and assets to any other person or entity or consolidate into or merge with or into any other person or entity (if the Company is not the surviving entity), unless such other person or entity expressly agrees in writing (naming the registered Holder hereof, as such, as an intended third-party beneficiary) to assume and satisfy all of the Company's obligations under this Warrant.
Section 5.    Notice of Record Date, Etc. In the event from time to time of any proposed or contemplated:

a)	taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution; or

b)
capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or any consolidation or merger of the Company with or into, any other person or entity; or

c)	voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the registered Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of any class or series of the Company's capital stock or other securities will be entitled to exchange such stock or other securities for other securities, cash, and/or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up. Such notice will be mailed at least five (5) days prior to the earliest date specified in such notice on which any such action or transaction is to be taken or consummated.

Section 6.    Transfer of Warrant.
a)Transferability. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided that upon transfer the transferee is reasonably acceptable to the Company and agrees to be bound by the terms of this Warrant. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
b)New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c)Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
d)Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 7.    Miscellaneous.
a)No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c).
b)Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.
d)Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.
e)Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law principles.
f)Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.
g)Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
h)Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
i)Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and holders of Warrants representing a majority of the Warrant Shares.
j)Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
k)Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the Company and the Holder hereof have each caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

AMERICAN POWER GROUP CORPORATION
By: /s/Charles E. Coppa Name: Charles E. Coppa Title: Chief Financial Officer HOLDER: WHEELTIME NETWORK, LLC By: /s/Mike Delaney Name: Mike Delaney Title: President and CEO